UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Investcorp Europe Acquisition Corp I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(1) and 0-11.

INVESTCORP EUROPE ACQUISITION CORP I

A Cayman Islands Exempted Company

Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town

Grand Cayman KY1-1102, Cayman Islands

NOTICE OF EXTRAORDINARY GENERAL MEETING

To Be Held at 10:00 a.m. E.S.T. on     , 2024

TO THE SHAREHOLDERS OF INVESTCORP EUROPE ACQUISITION CORP I:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of INVESTCORP EUROPE ACQUISITION CORP I (“we,” “us,” “our” or the “Company”) to be held at the offices of Shearman & Sterling LLP, located at 800 Capital Street, Suite 2200, Houston, Texas 77002 and virtually via the Internet at 10:00 a.m. E.S.T. on     , 2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://       . If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing +1 800-     (toll-free) within the U.S. and Canada or +1 857-     (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number     #. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. The accompanying proxy statement (the “Proxy Statement”) is dated     , 2024, and is first being mailed to shareholders of the Company on or about     , 2024. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

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Proposal No. 1 — The Extension Amendment Proposal — to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Articles”) as provided by the first resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (the “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination, and (3) redeem all of the Company’s Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering (such shares, including any shares issued in exchange thereof, the “public shares”) that was consummated on December 17, 2021 (our “IPO”), from June 17, 2024 (the “Termination Date”) to December 17, 2024 (such date, the “Extended Date”); and

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Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

On April 25, 2023, the Company entered into a business combination agreement with Orca Holdings Limited, a Cayman Islands exempted company incorporated with limited liability (“Orca”) (as it may be amended from time to time, the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement we refer to herein as the “Business Combination.” On December 14, 2023 and March 10, 2024, the Company entered into a first amendment and a second amendment, respectively, to the Business Combination Agreement. The terms of each of the first and second amendments to the Business Combination Agreement are more fully described in the accompanying Proxy Statement.

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We are not asking you to vote on the Business Combination at this time. The Business Combination will be submitted to shareholders of the Company for their consideration. OpSec Holdings (“Pubco”) has filed a Registration Statement on Form F-4 with the Securities and Exchange Commission (“SEC”), which includes a preliminary proxy statement and a definitive proxy statement, and will be distributed to the Company’s shareholders in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form F-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. The Company’s shareholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Business Combination because these documents will contain important information about the Company and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.

The purpose of the Extension Amendment is to allow us more time to consummate the Business Combination. The Articles currently provide that we have until June 17, 2024 to consummate our initial business combination.

Our board has determined that it is in the best interests of the Company to seek an extension of the time it has to complete the initial business combination (the “Combination Period”) and have our shareholders approve the Extension Amendment Proposal to allow for additional time to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with the Business Combination and to consummate the closing of the Business Combination. Our board currently believes that it is improbable that we will be able to complete an initial business combination before June 17, 2024. Accordingly, our board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. Therefore, our board has determined that it is in the best interests of the Company and its shareholders to amend the Articles to extend the Combination Period to December 17, 2024.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding public shares. The Election can be made regardless of whether holders of public shares (“public shareholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date (as defined below). Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date or if we decide to terminate the existing Business Combination Agreement before the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make the Election, they will retain the right to vote on the Business Combination or any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, in the event a proposed business combination is consummated.

Based upon the amount in the Trust Account as of     , 2024, which was approximately $    , we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $     at the time of the Extraordinary General Meeting. The closing price of the public shares on The Nasdaq Stock Market LLC (“Nasdaq”) on     , 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $    . We cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON     , 2024 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/ WITHDRAWAL AT CUSTODIAN), AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE IN THE ACCOMPANYING PROXY STATEMENT.

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. Notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, the Adjournment Proposal may be presented first to our shareholders if, based on the tabulated vote collected at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

On December 7, 2023, we convened an extraordinary general meeting virtually, to vote on a proposal to extend the Combination Period from December 17, 2023 to June 17, 2024 (the “Prior Extension”). In connection with that vote, the holders of 7,460,372 Class A Ordinary Shares properly exercised their rights to redeem their shares for cash. In connection with that redemption, approximately $82.0 million was withdrawn from the Trust Account to fund such redemptions, leaving a balance of approximately $127.0 million. In connection with such extension, our sponsor, European Holdings Acquisition Limited (our “Sponsor”), agreed, by making monthly advancements on a loan to the Company, to contribute into the Trust Account the lesser of (x) $150,000 or (y) $0.02 per share for each public share that was not redeemed at the extraordinary general meeting for each monthly period (commencing on December 17, 2023 and ending on the 17th day of each subsequent month) (the “Current Contributions”), or prior thereof, until the earlier of the completion of the initial business combination and June 17, 2024. If the Extension Amendment Proposal is approved, the Current Contributions will cease. Even if the Extension Amendment Proposal is approved, the Sponsor does not intend to make any further monthly contributions to the Trust Account for the period commencing on June 17, 2024 until the earlier of the completion of the initial business combination or December 17, 2024.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 17, 2024 or if we decide to terminate the Business Combination Agreement prior to June 17, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is approved, we will (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to us to pay taxes, divided by the number of then-outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Extension Amendment Proposal is approved. If the Extension Amendment Proposal is approved, the Current Contributions will cease. Even if the Extension Amendment Proposal is approved, the Sponsor does not intend to make any further monthly contributions to the Trust Account for the period commencing on June 17, 2024 until the earlier of the completion of the initial business combination or December 17, 2024.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our ordinary shares that were acquired by our Sponsor and certain of our directors and officers prior to our IPO (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”) will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our board has fixed the close of business on April 24, 2024 (the “record date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

    , 2024

By Order of the Board of Directors

/s/ Ruby McGregor-Smith
Ruby McGregor-Smith Chief Executive Officer (Principal Executive Officer)

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting (including by virtual means as provided in the accompanying Proxy Statement). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided in the accompanying Proxy Statement). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

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INVESTCORP EUROPE ACQUISITION CORP I

A Cayman Islands Exempted Company

Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town

Grand Cayman KY1-1102, Cayman Islands

EXTRAORDINARY GENERAL MEETING

To Be Held On     , 2024

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of Investcorp Europe Acquisition Corp I (“we,” “us,” “our” or the “Company”) will be held at the offices of Shearman & Sterling LLP, located at 800 Capital Street, Suite 2200, Houston, Texas 77002 and virtually via the Internet at 10:00 a.m. E.S.T. on     , 2024 or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://      . If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing +1 800-     (toll-free) within the U.S. and Canada or +1 857-     (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number     #. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

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Proposal No. 1 — The Extension Amendment Proposal — to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Articles”) as provided by the first resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (the “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination, and (3) redeem all of the Company’s Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering (such shares, including any shares issued in exchange thereof, the “public shares”) that was consummated on December 17, 2021 (our “IPO”), from June 17, 2024 (the “Termination Date”) to December 17, 2024 (such date, the “Extended Date”); and

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Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

Business Combination Agreement

On April 25, 2023, the Company entered into a business combination agreement with Orca Holdings Limited, a Cayman Islands exempted company incorporated with limited liability (“Orca”) (as it may be amended from time to time, the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement we refer to herein as the “Business Combination”.

On December 14, 2023, the Company entered into a first amendment to the Business Combination Agreement (the “First Amendment to the BCA”), which provided, among other things, that (1) holders of options granted by Orca Bidco Limited (“Orca Options”) who are not executives of Orca have the right to elect to cash out up to 10% of the Orca Options held by such holders, (2) the Orca Options granted to certain Orca executives in February of 2023 were canceled, and (3) following the consummation of the Business Combination, the board of directors of OpSec Holdings (“Pubco” and such board of directors, the “Pubco Board”) will consist of seven directors, three of whom shall be “independent directors” as defined under Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) with three individuals designated by Orca, two individuals designated by the Company and two individuals appointed jointly by Orca and the Company.

On January 2, 2024, European Holdings Acquisition Limited (the “Sponsor”) and certain directors and officers of the Company voluntarily elected to convert an aggregate of 8,624,999 Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares”) into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”) on a one-for-one basis in accordance with the Company’s Amended and Restated Memorandum and Articles of Association (the “Conversion”). All of the terms and conditions applicable to the Class B Ordinary Shares set forth in the Letter Agreement dated December 14, 2021 and as amended on April 25, 2023 and December 11, 2023, by and among the Company, its officers, its directors and the Sponsor (the “Letter Agreement”) continue to apply to the Class A Ordinary Shares into which the Class B Ordinary Shares converted, including the voting agreement, transfer restrictions and waiver of any right, title, interest or claim of any kind to the trust account established in connection with the Company’s IPO (the “Trust Account”) or any monies or other assets held therein. Following the Conversion, there were 20,170,294 Class A Ordinary Shares issued and outstanding (constituted by 11,545,295 publicly-held Class A Ordinary Shares and an aggregate of 8,624,999 Class A Ordinary Shares held by the Sponsor and certain directors and officers of the Company) and one Class B Ordinary Share issued and outstanding (held by the Sponsor). A shareholder’s voting power consists of the combined voting power of the Class A Ordinary Share and the Class B Ordinary Share owned beneficially by such shareholder. Therefore, there has been no effect to the votes required to approve proposals or the counting of votes at any meeting of the shareholders of the Company as a result of the Conversion.

On March 10, 2024, the Company entered into a second amendment to the Business Combination Agreement (the “Second Amendment to the BCA”) concurrently with the entry into a stock purchase agreement (the “Divestiture Agreement”) by Orca Midco Limited (“Orca Midco”) and CA-MC Acquisition UK Ltd. (the “Divestiture Buyer”), pursuant to which, among other things, Orca Midco will sell, and the Divestiture Buyer will purchase, all of the issued and outstanding equity securities of Orca Bidco (the “Divestiture”). Prior to the execution of the Divestiture Agreement, Orca effected a reorganization of its subsidiaries pursuant to which all of the issued and outstanding equity securities of Orca Holding Denmark APS (“Orca Denmark”), the parent entity of Zacco A/S (“Zacco”), became directly owned by Orca Midco (the “Reorganization”). As a result of the Reorganization, the Divestiture will effect a sale to the Divestiture Buyer of only the OpSec business (“OpSec”), which is conducted through Orca Bidco and its subsidiaries (the “Divested Companies”), with the Zacco business being retained by Orca Midco. The Company is currently evaluating whether it is in the best interests of its shareholders to continue to pursue the Business Combination after the consummation of the Divestiture. The consummation of the Business Combination following the consummation of the Divestiture will result in the Company effecting a business combination with the Zacco business. In connection with the Divestiture Agreement and the Second Amendment to the BCA, the Company entered into a letter agreement, dated March 10, 2024 (the “Consent”), with Pubco, Orca, Investcorp Technology Secondary Fund 2018, L.P. (“ITSF”), Mill Reef Capital Fund ScS (“Mill Reef”, and together with ITSF, the “Orca Shareholders”), and Crane NXT, Co., a Delaware corporation (“NXT”), pursuant to which the Company consented to, among other things, Orca effecting the Reorganization and Orca Midco entering into the Divestiture Agreement and consummating the Divestiture. Pursuant to the Consent, the Company also releases, relinquishes and discharges any and all existing or potential claims, causes of action and damages (i) against NXT and its affiliates solely in respect of matters relating to the Divestiture arising or occurring prior to the execution of the Divestiture Agreement, and (ii) if the Divestiture is consummated, against the Divested Companies, solely in respect of matters related to the Reorganization, the Divestiture, the Letter Agreement (as defined in the Consent) and the Business Combination Agreement.

If the Divestiture is consummated prior to the Second Merger Closing (as defined in the Business Combination Agreement), then concurrently with the consummation of the Divestiture, Orca Midco shall cause the net proceeds of the Divestiture (the “Divestiture Proceeds”) to be deposited into a third-party escrow account (the “Divestiture Proceeds Escrow Account”) with an escrow agent reasonably acceptable to the Company. Such Divestiture Proceeds shall be held in the Divestiture Proceeds Escrow Account pursuant to an escrow agreement to be entered into by and among Orca Midco, Pubco, the Company and the escrow agent, in form and substance acceptable to the Company (the “Divestiture Proceeds Escrow Agreement”), such escrow agent holding such funds as nominee of and for the benefit of Orca Midco, the Company or Pubco, as applicable, subject always to the terms of the Business Combination Agreement and the Divestiture Proceeds Escrow Agreement. The Divestiture Proceeds shall, and the Divestiture Proceeds Escrow Agreement shall provide that the Divestiture Proceeds shall, be released from escrow and payable to (a) Orca Midco (for further distribution to Pubco) upon the Second Merger Closing, (b) the Company upon certain termination events as described further below or (c) Orca Midco (i) upon an amount becoming due and payable by Orca Midco in accordance with the terms of the Divestiture Agreement, with such amount being subject to the review and reasonable confirmation of the Company, or (ii) in connection with a Proceeds Advance (as defined below). The Company is a third-party beneficiary of the provisions of the Divestiture Agreement that give effect to the foregoing.

If the funds from the Divestiture Proceeds Escrow Account are released to Orca Midco (for further distribution to Pubco), Pubco will use such funds to (a) promptly pay (or cause to be promptly paid) all of the Company’s Expenses (as defined in the Business Combination Agreement), and (b) within 14 days following the Second Merger Closing, to the extent permitted by applicable law and subject to the determination of the Pubco Board that it is in the best interests of the holders of ordinary shares of Pubco (“Pubco Ordinary Shares”), make a dividend to all holders of Pubco Ordinary Shares in such amount as determined by the Pubco Board, which such dividend shall be paid in cash or, at the election of the applicable holder of such Pubco Ordinary Shares, in kind in Pubco Ordinary Shares. If declared, such dividend shall not be less than an amount as is necessary to enable ITSF to receive dividends in an amount which is, in the aggregate, equal to the amount of any Proceeds Advance. In lieu of a dividend, the Pubco Board may also approve and effect a tender offer, repurchase of shares or other similar process by which the holders of Pubco Ordinary Shares receive the same economic benefit (including as regards the receipt of cash proceeds) as if a dividend had been declared.

Additionally, following the date of the Divestiture Agreement and prior to the consummation of the Divestiture, Orca Midco and the Divestiture Buyer shall use commercially reasonable efforts to negotiate and enter into, in form and substance reasonably acceptable to the Company, a transition services agreement in the form appended to the Divestiture Agreement, pursuant to which, among other things, Orca Midco and its subsidiaries (including Zacco and its subsidiaries (collectively, the “Zacco Companies”), but excluding the Divested Companies), on the one hand, and the Divestiture Buyer and the Divested Companies, on the other hand, shall provide certain transitional services to one another from and after the closing of the Divestiture in accordance with the Divestiture Agreement (“Divestiture Closing”) on the terms and conditions set forth therein. The Company is a third-party beneficiary of the provisions of the Divestiture Agreement that give effect to the foregoing.

Following the execution of the Second Amendment to the BCA, the Company will use commercially reasonable efforts to obtain from an independent evaluation firm a customary opinion that the Exchange Ratio (as defined in the Business Combination Agreement), after giving effect to the consummation of the Divestiture and the consummation of the Business Combination, is fair, from a financial point of view, to the Company’s shareholders holding Class A Ordinary Shares (other than the Sponsor) (the “Fairness Opinion”).

In the event that the Company is unable to obtain the Fairness Opinion, (a) the number of Exchange Shares (as defined in the Business Combination Agreement) issuable to the Orca Shareholders at the Share Contribution Closing (as defined in the Business Combination Agreement) and (b) the number of the Sponsor’s Class B Ordinary Shares subject to the Share Cancellation (as defined in the Business Combination Agreement) shall be adjusted, in each case, to reflect an enterprise value (on a debt free, cash free basis) of the Zacco Companies of

$160,000,000 (subject to an increase or decrease by up to $16,000,000 to reflect the enterprise value stated in the Fairness Opinion); provided, that (i) any adjustments made pursuant to the foregoing clauses (a) and (b) are made pro rata and only to the extent necessary to enable the independent evaluation firm to deliver the Fairness Opinion, and (ii) for the purposes of clause (b), all of the Class B Ordinary Shares shall be treated as fully vested.

The Second Amendment to the BCA adds a new right to terminate the Business Combination Agreement in favor of the Company in the event that (a) the Company is unable to obtain the Fairness Opinion or (b) the Special Committee (as defined in the Business Combination Agreement) has determined in good faith, after consultation with its outside legal counsel and other advisors, that the consummation of the Business Combination following the consummation of the Divestiture is not in the best interests of the Company and the Company’s shareholders holding Class A Ordinary Shares (other than the Sponsor) in accordance with the Companies Act (As Revised), of the Cayman Islands (the “Cayman Companies Act”). Such termination right may only be exercised by the Company within the two-week period following the consummation of the Divesture (the “Post-Divestiture Termination Period”).

The Second Amendment to the BCA also requires that certain amounts be paid by Orca Midco to the Company upon certain terminations of the Business Combination Agreement, which amounts must be paid upon the earlier of (a) the consummation of the Divestiture and (b) the Outside Date (as defined in the Business Combination Agreement). In the event of a termination of the Business Combination Agreement by the Company or Orca pursuant to the following triggering events, the Company would be entitled to receive (x) 30,000,000 (the “Full Termination Amount”) if such termination occurs during the Post-Divestiture Termination Period, and (y) $25,000,000 if such termination occurs at any other time: (i) the failure of the Business Combination to be consummated by the Outside Date, so long as the Company is not the cause of such failure; and (ii) a governmental order that permanently prohibits the consummation of the Business Combination, so long as the Company is not the cause of such governmental order. Additionally, in the event the Company terminates the Business Combination Agreement pursuant the following triggering events, the Company would be entitled to receive the Full Termination Amount: (i) a material breach of the Business Combination Agreement by Orca or the Orca Shareholders (or, alternatively, the Company may initiate an action against Orca and/or the Orca Shareholders to seek damages); and (ii) either (A) the inability of the Company to obtain the Fairness Opinion or (B) a good faith determination by the Special Committee, after consultation with its outside legal counsel and other advisors, that the consummation of the Business Combination following the consummation of the Divestiture is not in the best interests of the Company and the Company’s shareholders holding Class A Ordinary Shares (other than the Sponsor) in accordance with the Cayman Companies Act. Except for any amounts payable to the Company described in clause (d) above, all termination amounts payable to the Company shall be due and payable when such amounts have been (A) agreed in writing by the Company and Orca or (B) determined by a court of competent jurisdiction. Except as set forth above, Orca Midco is not required to make any termination payment to the Company upon a termination of the Business Combination Agreement. It is anticipated that a portion of any termination payment would be used to pay expenses incurred by the Company and a portion would be shared with the Company’s public shareholders holding Class A Ordinary Shares. Accordingly, if you redeem your Class A Ordinary Shares prior to any termination of the Business Combination Agreement in which a termination payment is payable to the Company, you would not be entitled to your portion of the termination payment.

In the event that the Divestiture has been consummated and the Business Combination has not been consummated by August 26, 2024, Orca Midco shall be provided an advance from the Divestiture Proceeds held in the Divestiture Proceeds Escrow Account (a “Proceeds Advance”) pursuant to a promissory note in form and substance acceptable to the Company in the principal amount of $73,800,000 on the same terms, structure and conditions, including, but not limited to, interest rate, security and guarantees, as ITSF’s current facility (the “Promissory Note”) to enable ITSF to satisfy its obligations under such facility for which payment will have been triggered by the consummation of the Divestiture. Once the Business Combination has been consummated, the outstanding balance under the Promissory Note will be set off against any shareholder distributions made by Pubco which would otherwise have been payable to ITSF.

We are not asking you to vote on the Business Combination at this time. The Business Combination will be submitted to shareholders of the Company for their consideration. Pubco has filed a Registration Statement on Form F-4 with the Securities and Exchange Commission (“SEC”), which includes a preliminary proxy statement and a definitive proxy statement, and will be distributed to the Company’s shareholders in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form F-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. The Company’s shareholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Business Combination because these documents will contain important information about the Company and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.

The purpose of the Extension Amendment is to allow us more time to consummate the Business Combination. The Articles currently provide that we have until June 17, 2024 to consummate our initial business combination.

Our board has determined that it is in the best interests of the Company to seek an extension of the time it has to complete the initial business combination (the “Combination Period”) and have our shareholders approve the Extension Amendment Proposal to allow for additional time to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with the Business Combination and to consummate the closing of the Business Combination. Our board currently believes that it is improbable that we will be able to complete an initial business combination before June 17, 2024. Accordingly, our board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. Therefore, our board has determined that it is in the best interests of the Company and its shareholders to amend the Articles to extend the Combination Period to December 17, 2024.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding public shares. The Election can be made regardless of whether holders of public shares (“public shareholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date (as defined below). Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date or if we decide to terminate the existing Business Combination Agreement before the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make the Election, they will retain the right to vote on the Business Combination or any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, in the event a proposed business combination is consummated.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $     that was in the Trust Account as of     , 2024. In such event, we may need to obtain additional funds to consummate an initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

On December 7, 2023, we convened an extraordinary general meeting virtually, to vote on a proposal to extend the Combination Period from December 17, 2023 to June 17, 2024 (the “Prior Extension”). In connection with that vote, the holders of 7,460,372 Class A Ordinary Shares properly exercised their rights to redeem their shares for cash. In connection with that redemption, approximately $82.0 million was withdrawn from the Trust Account to fund such redemptions, leaving a balance of approximately $127.0 million. In connection with such extension, the Sponsor agreed, by making monthly advancements on a loan to the Company, to contribute into the Trust Account the lesser of (x) $150,000 or (y) $0.02 per share for each public share that was not redeemed at the extraordinary general meeting for each monthly period (commencing on December 17, 2023 and ending on the 17th day of each subsequent month) (the “Current Contributions”), or prior thereof, until the earlier of the completion of the initial business combination and June 17, 2024. If the Extension Amendment Proposal is approved, the Current Contributions will cease. Even if the Extension Amendment Proposal is approved, the Sponsor does not intend to make any further monthly contributions to the Trust Account for the period commencing on June 17, 2024 until the earlier of the completion of the initial business combination or December 17, 2024.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 17, 2024 or if we decide to terminate the Business Combination Agreement prior to June 17, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our ordinary shares that were acquired by our Sponsor and certain of our directors and officers prior to our IPO (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including our sponsor (“Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Based upon the amount in the Trust Account as of     , 2024, which was $   , we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $     at the time of the Extraordinary General Meeting. The closing price of the public shares on Nasdaq on     , 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $   . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is approved, we will (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to us to pay taxes, divided by the number of then-outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Extension Amendment Proposal is approved. If the Extension Amendment Proposal is approved, the Current Contributions will cease. Even if the Extension Amendment Proposal is approved, the Sponsor does not intend to make any further monthly contributions to the Trust Account for the period commencing on June 17, 2024 until the earlier of the completion of the initial business combination or December 17, 2024.

Our board has fixed the close of business on April 24, 2024 (the “record date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 20,170,295 ordinary shares outstanding, of which 11,545,295 were public shares and 8,625,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 7,079,500 founder shares, and our officers and independent directors, who hold the remaining founder shares, that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $15,000.00. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated     , 2024 and is first being mailed to shareholders on or about     , 2024.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:	Why am I receiving this Proxy Statement?

A:

We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On December 17, 2021, we consummated our IPO of 34,500,000 units for which we derived gross proceeds of $345.0 million. Simultaneously with the closing of our IPO, we completed the private placement of 16,700,000 warrants (the “private placement warrants”) to our Sponsor, generating gross proceeds to us of $16.7 million. Of the gross proceeds received from our IPO and the sale of the private placement warrants, we deposited $351,900,000 in the Trust Account.

On March 14, 2023, we convened an extraordinary general meeting virtually, to vote on a proposal to extend the Combination Period from March 17, 2023 to December 17, 2023. In connection with that vote, the holders of 15,494,333 Class A Ordinary Shares properly exercised their rights to redeem their shares for cash. In connection with that redemption, approximately $161.6 million was withdrawn from the Trust Account to fund such redemptions, leaving a balance of approximately $198.2 million. In connection with such extension, the Sponsor agreed, by making monthly advancements on a loan to the Company, to contribute into the Trust Account the lesser of (x) $350,000 or (y) $0.03 per share for each public share that was not redeemed at the extraordinary general meeting for each monthly period (commencing on March 17, 2023 and ending on the 17th day of each subsequent month), or prior thereof, until the earlier of the completion of the initial business combination and December 17, 2023.

On December 7, 2023, we convened an extraordinary general meeting virtually, to vote on a proposal to extend the Combination Period from December 17, 2023 to June 17, 2024. In connection with that vote, the holders of 7,460,372 Class A Ordinary Shares properly exercised their rights to redeem their shares for cash. In connection with that redemption, approximately $82.0 million was withdrawn from the Trust Account to fund such redemptions, leaving a balance of approximately $127.0 million. In connection with such extension, the Sponsor agreed, by making monthly advancements on a loan to the Company, to contribute into the Trust Account the lesser of (x) $150,000 or (y) $0.02 per share for each public share that was not redeemed at the extraordinary general meeting for each monthly period (commencing on December 17, 2023 and ending on the 17th day of each subsequent month), or prior thereof, until the earlier of the completion of the initial business combination and June 17, 2024.

As of April 24, 2024, we have made fourteen contribution payments, nine each in the amount of $350,000 and five each in the amount of $150,000, to the Trust Account.

Like many blank check companies, our Articles provide for the return of the funds held in Trust Account to our public shareholders if we do not consummate a business combination by June 17, 2024. Our board has determined that it is in the best interests of the Company to amend the Articles to extend the date we have to consummate a business combination to December 17, 2024, in order to allow our shareholders to evaluate the initial business combination, and for us to be able to potentially consummate the initial business combination, and is submitting the proposals included herein to our shareholders to vote upon at the Extraordinary General Meeting.

Q:	What is being voted on?

A:	You are being asked to vote on the following proposals:

•	Proposal No. 1 — The Extension Amendment Proposal — to approve, as a special resolution, the amendment of the Company’s Articles as provided by the first resolution in the form set forth in

Annex A to the accompanying Proxy Statement to extend the date by which the Company must (1) consummate an initial business combination, (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination, and (3) redeem all of the Company’s Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering that was consummated on December 17, 2021 (our “IPO”), from June 17, 2024 (the “Termination Date”) to December 17, 2024 (such date, the “Extended Date”); and

•

Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

On April 25, 2023, the Company entered into the Business Combination Agreement with Orca. We are not asking you to vote on the Business Combination at this time. The Business Combination will be submitted to shareholders of the Company for their consideration. Pubco has filed a Registration Statement on Form F-4 with the SEC, which includes a preliminary proxy statement and a definitive proxy statement, and will be distributed to the Company’s shareholders in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form F-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. The Company’s shareholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Business Combination because these documents will contain important information about the Company and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.

If the Extension Amendment Proposal is not approved, we may not be able to consummate our initial business combination by June 17, 2024. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $     that was in the Trust Account as of     , 2024. In such event, we may need to obtain additional funds to consummate an initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all. If the Extension Amendment Proposal is approved, the Current Contributions will cease. Even if the Extension Amendment Proposal is approved, the Sponsor does not intend to make any further monthly contributions to the Trust Account for the period commencing on June 17, 2024 until the earlier of the completion of the initial business combination or December 17, 2024.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 17, 2024 or if we decide to terminate the Business Combination Agreement prior to June 17, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any

(less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q:	Why is the Company proposing the Extension Amendment Proposal?

A:

Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if we do not consummate a business combination on or before June 17, 2024, and we may not be able to consummate an initial business combination by that date.

We are asking for an extension of this timeframe in order to consummate the Business Combination. Our board currently believes that is not sufficient time before June 17, 2024 to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with the Business Combination and to consummate the closing of the Business Combination. Accordingly, our board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. Therefore, our board has determined that it is in the best interests of the Company and its shareholders to amend the Articles to extend the Combination Period to December 17, 2024.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before June 17, 2024, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares. This provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Extension Amendment Proposal would give us the opportunity to consummate the Business Combination, which our board believes in the best interests of the Company. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	As of the date of this Proxy Statement, we do not anticipate seeking any further extension to consummate the Business Combination, although we may determine to do so in the future, if necessary.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q:	How do the Company insiders intend to vote their shares?

A:

Our Sponsor and our officers and independent directors collectively own 8,625,000 founder shares. Such founder shares represent 42.8% of our issued and outstanding ordinary shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and our officers and independent directors that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal. Pursuant to the Letter Agreement, our Sponsor, directors and officers and their respective affiliates are not entitled to redeem any founder shares held by them in connection with the Extension Amendment Proposal.

Our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase public shares or warrants in privately negotiated transactions or in the open market either prior to or following the Extraordinary General Meeting. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as he, she or it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise such shareholder’s redemption rights with respect to the shares so purchased. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the funds held in the Trust Account. Additionally, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsor, directors, officers, advisors or any of their respective affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the Extension Amendment Proposal or not redeem their public shares. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

Additionally, in the event our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:

•

our proxy statement would disclose the possibility that our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase shares, rights or warrants from public shareholders outside the redemption process, along with the purpose of such purchases;

•

if our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders, they would do so at a price no higher than the price offered through our redemption process;

•

our proxy statement would include a representation that any of our securities purchased by our Sponsor, directors, officers, advisors or any of their respective affiliates would not be voted in favor of approving the Extension Amendment Proposal;

•

our Sponsor, directors, officers, advisors or any of their respective affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

•	we would disclose in a Form 8-K, before our shareholder meeting, the following material items:

•	the amount of our securities purchased outside of the redemption offer by our Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;

•	the purpose of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates;

•	the impact, if any, of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates on the likelihood that the Extension Amendment Proposal will be approved;

•

the identities of our security holders who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates; and

•	the number of our securities for which we have received redemption requests pursuant to our redemption offer.

The purpose of any such transaction could be to (1) increase the likelihood of obtaining shareholder approval of the Extension Amendment Proposal or (2) satisfy Nasdaq continued listing requirements. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Q:	What vote is required to adopt the Extension Amendment Proposal?

A:

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:	What vote is required to approve the Adjournment Proposal?

A:

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal?

A:

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposals. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming public shareholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:	If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 17, 2024 or if we decide to terminate the Business Combination Agreement prior to

June 17, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	We will continue our efforts to consummate the Business Combination.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act and our units, public shares and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor and our officers and independent directors as a result of their ownership of the founder shares. If the Extension Amendment Proposal is approved, the Current Contributions will cease. Even if the Extension Amendment Proposal is approved, the Sponsor does not intend to make any further monthly contributions to the Trust Account for the period commencing on June 17, 2024 until the earlier of the completion of the initial business combination or December 17, 2024.

If the Extension Amendment Proposal is approved but we do not consummate our initial business combination by the Extended Date (or if we decide to terminate our existing Business Combination Agreement before the Extended Date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q:	What happens to the Company warrants if the Extension Amendment Proposal is not approved?

A:	If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 17, 2024 or if we decide to terminate the Business Combination Agreement prior to

June 17, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q:	What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

A:

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate the Business Combination until the Extended Date. The Company’s warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on January 24, 2024, the SEC issued final rules (the “Final Rules”), effective as of 125 days following the publication of the Final Rules in the Federal Register, that formally adopted some of the SEC’s proposed rules for SPACs that were released on March 30, 2022. The Final Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (“the Investment Company Act”). The Final Rules may materially adversely affect our business, including our ability to negotiate and compete, and the costs associated with, our initial business combination, and results of operations.

On March 30, 2022, the SEC had proposed rules which would provide a safe harbor for SPACs satisfying certain criteria from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the Final Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (“IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

In adopting the Final Rules, the SEC did not adopt the proposed safe harbor but did provide guidance on activities that may raise concerns as to investment company status:

•

Nature of SPAC assets and income. For instance, a SPAC that owns or proposes to acquire 40% or more of its total assets in investment securities or a SPAC whose income is substantially derived from such assets would likely be considered an investment company. Holding U.S. government securities, U.S. registered money market funds and cash items, as is customary for SPACs during the period between the SPAC IPO and de-SPAC transaction, should not result in investment company status.

•

Management activities. Certain activities of the SPAC’s officers, directors and employees may be factors in the investment company determination, such as spending a considerable amount of time in managing the SPAC’s portfolio to achieve returns and not actively seeking a de-SPAC transaction.

•

Duration. While the SEC does not offer a bright line rule as to the duration of the SPAC, if a SPAC continues to operate without completing a de-SPAC transaction and its assets are substantially composed of, and its income derived from, securities, its activities may be more difficult to distinguish from those of an investment company. The SEC guidance indicated that the 12-month safe harbor for transient investment companies under Rule 3a-2 and the 18-month limit contemplated by Rule 419 were relevant analogies in analyzing the investment company status of a SPAC and that the further a SPAC operated beyond those timelines, the greater the investment company concerns would be, depending on the overall facts and circumstances.

•	Holding out. If the SPAC holds itself out as primarily engaged in investing, reinvesting or trading in securities, it will likely be considered an investment company.

•	Merging with an investment company. If the target company in a de-SPAC transaction is an investment company, the SPAC is likely to be considered an investment company.

Notwithstanding the foregoing guidance, there remains uncertainty concerning the applicability of the Investment Company Act to SPACs, including a company like ours, that has not completed its initial business combination within 24 months from the effective date of its IPO Registration Statement. It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

Prior to December 14, 2023, funds in the Trust Account were held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940. However, to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), prior to the 24-month anniversary of the effective date of the registration statement relating to the Company’s IPO, the Company instructed Continental to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and to hold all funds in the Trust Account in cash in an interest bearing account until the earlier of consummation of our initial business combination or liquidation. In connection with such instructions, on December 14, 2023, the Company and Continental entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement dated December 11, 2021, which governs the investment of monies held in the Trust Account, to specifically allow the investment of those funds into an interest bearing account.

Q:	If I do not exercise my redemption rights in connection with the Extension Amendment, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:

Unless you elect to redeem your shares in connection with the Extension Amendment as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:	How do I change my vote?

A:

You may change your vote by sending a later-dated, signed proxy card to the Company at Investcorp Europe Acquisition Corp I, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by the Company prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name and you wish to change your vote, you must contact your broker, bank or other nominee. If your shares are held in street name and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any shareholder wishing to attend the virtual Extraordinary General Meeting should register for the meeting by     , 2024 (five business days prior to the date of the Extraordinary General Meeting). To register for the Extraordinary General Meeting, please follow the following instructions as applicable to the nature of your ownership of ordinary shares:

•

If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the Extraordinary General Meeting online, go to https://       , enter the control number included on your proxy card and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•

Beneficial shareholders (those whose shares are held through a stock brokerage account or by a bank or other holder of record) who wish to attend the Extraordinary General Meeting online and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com by     at     . Continental will issue a control number and email it back with the meeting information.

Q:	How are votes counted and what vote is required to approve each of the proposals?

A:	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

The Extension Amendment Proposal must be approved as a special resolution under the Companies Act (As Revised) of the Cayman Islands and the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Island law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, if a valid quorum is established, a shareholder’s failure to vote by proxy or to vote in person (including by virtual means) at the Extraordinary General Meeting, as well as abstentions and broker non-votes, which will not count as votes cast, will have no effect on the outcome of any vote on any of the proposals.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a quorum requirement?

A:

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person (including by virtual means) or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least      ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (including by virtual means) at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the Extraordinary Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine.

Q:	Who can vote at the Extraordinary General Meeting?

A:

Only holders of record of our ordinary shares at the close of business on April 24, 2024 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 20,170,295 ordinary shares (consisting of 20,170,294 Class A Ordinary Shares and one Class B Ordinary Shares) were outstanding and entitled to vote at the Extraordinary General Meeting.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (our “transfer agent”), then you are a shareholder of record. As a shareholder of record, you may vote in person (including by virtual means) at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary

General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors and Officers.”

Q:	Do I have dissenters’ or appraisal rights if I object to the Extension Amendment Proposal?

A:	Our shareholders do not have dissenters’ rights or appraisal rights in connection with the Extension Amendment Proposal under Cayman Islands law.

Q:	What do I need to do now?

A:

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes hereto, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	How do I vote?

A:

If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I redeem my ordinary shares?

A:

Each of our public shareholders may submit an Election to, subject to the approval of the Extension Amendment Proposal and the implementation of the Extension, redeem all or a portion of its, his her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares. If you do not make an Election to redeem your public shares, you will also be able to redeem your public shares in connection with any proposed initial business combination.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your shares to our transfer agent (together with any applicable share certificates and redemption forms), either physically or electronically through DTC, at the address above prior to 5:00 p.m., Eastern Time, on     , 2024 (two business days prior to the date of Extraordinary General Meeting).

Q:	How do I withdraw my election to redeem my ordinary shares?

A:

If you tender your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	Who is paying for this proxy solicitation?

A:

We will pay for the entire cost of soliciting proxies. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $15,000. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholders may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: IVCB.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April 24, 2023, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward- looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 24, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date, and we could decide to terminate the existing Business Combination Agreement before the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control.

On March 10, 2024, the Business Combination Agreement was amended by the parties thereto in order to effectuate the Divestiture of the OpSec business. Our board of directors is evaluating if the completion of an amended Business Combination Agreement to merge with Zacco is in the best interest of shareholders. In order to make a recommendation to shareholders, the board of directors is conducting an independent evaluation of the Zacco business, including a fairness opinion. The closing of the Divestiture is expected to occur in May 2024. The closing of the Divestiture and the consummation of the Business Combination are not cross-conditioned on one another. If the Divestiture is terminated, the Business Combination would be able to proceed as originally contemplated by the Business Combination Agreement. However, if the Divestiture closes as planned, there will be additional steps undertaken by us to ensure that the ensuing Business Combination may proceed. If the Divestiture is completed, even if the Extension Amendment Proposal is approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date, and we may nonetheless decide to terminate the existing Business Combination Agreement.

If the Extension Amendment Proposal is approved, we expect to seek shareholder approval of an initial business combination. We are required to offer shareholders the opportunity to redeem Class A Ordinary Shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve our initial business combination. Even if the Extension Amendment Proposal or our initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of Class A Ordinary Shares on the open market. The price of Class A Ordinary Shares may be volatile, and there can be no assurance that shareholders will be able to dispose of Class A Ordinary Shares at favorable prices, or at all.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.

A public shareholder may request that the Company redeem all or a portion of such public shareholder’s ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A Ordinary Shares. As a result, you may be unable to sell your Class A Ordinary Shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

The proposed Business Combination may be delayed or ultimately prohibited and the Company may not be able to complete the proposed Business Combination since such initial business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.

In connection with the Business Combination, Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity as a direct, wholly owned subsidiary of Pubco. The Business Combination may be subject to regulatory review and approval requirements by governmental entities, which may cause the Business Combination to be delayed or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. businesses, including companies that have U.S. subsidiaries, assets or operations. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President prohibit and/or unwind it. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved. We note that (i) we are a Cayman Islands exempted company, (ii) Orca is a Cayman Islands exempted company and, following the Business Combination, Pubco will be a foreign private issuer, (iii) our Sponsor is “controlled” (as defined in 31 C.F.R. 800.208) by one or more foreign persons and (iv) following the Business Combination, the Sponsor will be a significant Pubco shareholder. In our view, it is unlikely that the Business Combination would be subject to or impacted by a CFIUS review. Subject to shareholder approval, we will proceed with the proposed Business Combination without submitting to CFIUS and risk CFIUS intervention, before or after closing the proposed Business Combination. CFIUS may decide to block or delay the proposed Business Combination, or impose conditions with respect to it, which may delay or prevent us from consummating the proposed Business Combination. The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate the Business Combination within the applicable time period required, including as a result of extended regulatory review, we will; (i) cease all operations except for the purpose of winding up, (ii) redeem the public shares of our capital stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares of capital stock, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the Company’s shareholders will miss the opportunity to benefit from the proposed Business Combination and the chance of realizing any future gains in the value of such investment. Additionally, there will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete an initial business combination by the required date. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than $10.20 per share.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On December 17, 2021, we consummated our IPO of 34,500,000 units (the “units”), with each unit consisting of one Class A Ordinary Share, par value $0.0001 per share, which we refer to (together with any shares issued in exchange thereof) as the “public shares,” and one-half of one redeemable warrant, generating gross proceeds of $345.0 million.

Simultaneously with the closing of our IPO, we completed the private placement of 16,700,000 private placement warrants, at a purchase price of $1.00 per private placement warrant, to our Sponsor, generating gross proceeds to us of $16.7 million. The private placement warrants are identical to the warrants sold as part of the units in our IPO except that, so long as they are held by our Sponsor or its permitted transferees, they (1) may be exercised for cash or on a cashless basis, (2) are not subject to being called for redemption (except in certain circumstances when the public warrants are called for redemption and a certain price per public share threshold is met), (3) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the our initial business combination and (4) they (including the ordinary shares issuable upon exercise thereof) are entitled to registration rights.

Of the gross proceeds received from our IPO and the sale of the private placement warrants, $351,900,000 was deposited in the Trust Account.

On March 14, 2023, the Company convened an extraordinary general meeting virtually, to vote on a proposal to extend the Combination Period to December 17, 2023. In connection with that vote, the holders of 15,494,333 Class A Ordinary Shares properly exercised their rights to redeem their shares for cash. In connection with that redemption, approximately $161.6 million was withdrawn from the Trust Account to fund such redemptions, leaving a balance of approximately $198.2 million. In connection with such extension, the Sponsor agreed, by making monthly advancements on a loan to the Company, to contribute into the Trust Account the lesser of (x) $350,000 or (y) $0.03 per share for each public share that was not redeemed at the extraordinary general meeting for each monthly period (commencing on March 17, 2023 and ending on the 17th day of each subsequent month), or prior thereof, until the earlier of the completion of the initial business combination and December 17, 2023. For the avoidance of doubt, the maximum aggregate contribution payments to the Trust Account shall not exceed $900,000 based on up to six monthly contributions through the Extended Date of June 17, 2024.

On December 7, 2023, the Company convened an extraordinary general meeting virtually, to vote on a proposal to extend the Combination Period from December 17, 2023 to June 17, 2024. In connection with that vote, the holders of 7,460,372 Class A Ordinary Shares properly exercised their rights to redeem their shares for cash. In connection with that redemption, approximately $82.0 million was withdrawn from the Trust Account to fund such redemptions, leaving a balance of approximately $127.0 million. In connection with such extension, the Sponsor agreed, by making monthly advancements on a loan to the Company, to contribute into the Trust Account the lesser of (x) $150,000 or (y) $0.02 per share for each public share that was not redeemed at the extraordinary general meeting for each monthly period (commencing on December 17, 2023 and ending on the 17th day of each subsequent month), or prior thereof, until the earlier of the completion of the initial business combination and June 17, 2024. For the avoidance of doubt, the maximum aggregate contribution payments to the Trust Account shall not exceed $900,000 based on up to six monthly contributions through the Extended Date. As of April 24, 2024, we have made fourteen contribution payments, nine each in the amount of $350,000 and five each in the amount of $150,000, to the Trust Account.

While the funds in the Trust Account have, since the IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), prior to the 24-month anniversary of the effective date of the registration statement relating to the Company’s IPO, the Company instructed Continental to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and to hold all funds in the Trust Account in cash in an interest bearing account until the earlier of consummation of our initial business combination or liquidation. In connection with such instructions, on December 14, 2023, the Company and Continental entered the Trust Agreement Amendment, which governs the investment of monies held in the Trust Account, to specifically allow the investment of those funds into an interest bearing account. As of     , 2024, funds held in the Trust Account totaled approximately $    .

On April 25, 2023, the Company entered into the Business Combination Agreement with Orca.

On December 14, 2023, the Company entered into the First Amendment to the BCA, which provided, among other things, that (1) holders of Orca Options who are not executives of Orca have the right to elect to cash out up to 10% of the Orca Options held by such holders, (2) the Orca Options granted to certain Orca executives in February of 2023 were canceled and (3) following the consummation of the Business Combination, the Pubco Board will consist of seven directors, three of whom shall be “independent directors” as defined under Rule 10A-3 of the Exchange Act with three individuals designated by Orca, two individuals designated by the Company and two individuals appointed jointly by Orca and the Company.

On January 2, 2024, the Sponsor and certain directors and officers of the Company voluntarily elected to convert an aggregate 8,624,999 Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis in accordance with the Company’s Amended and Restated Memorandum and Articles of Association (the “Conversion”). All of the terms and conditions applicable to the Class B Ordinary Shares set forth in the Letter Agreement continue to apply to the Class A Ordinary Shares into which the Class B Ordinary Shares converted, including the voting agreement, transfer restrictions and waiver of any right, title, interest or claim of any kind to the Trust Account or any monies or other assets held therein. Following the Conversion, there were 20,170,294 Class A Ordinary Shares issued and outstanding (constituted by 11,545,295 publicly-held Class A Ordinary Shares and an aggregate of 8,624,999 Class A Ordinary Shares held by the Sponsor and certain directors and officers of the Company) and one Class B Ordinary Share issued and outstanding (held by the Sponsor). A shareholder’s voting power consists of the combined voting power of the Class A Ordinary Shares and the Class B Ordinary Shares owned beneficially by such shareholder. Therefore, there has been no effect to the votes required to approve proposals or the counting of votes at any meeting of the shareholders of the Company as a result of the Conversion.

On March 10, 2024, the Company entered into the Second Amendment to the BCA, concurrently with the entry into the Divestiture Agreement by Orca Midco and the Divestiture Buyer to consummate the Divestiture. Prior to the execution of the Divestiture Agreement, Orca effected the Reorganization. As a result of the Reorganization, the Divestiture will effect a sale to the Divestiture Buyer of only the OpSec business, which is conducted through the Divested Companies, with the Zacco business being retained by Orca Midco. The Company is currently evaluating whether it is in the best interests of its shareholders to continue to pursue the Business Combination after the consummation of the Divestiture. The consummation of the Business Combination following the consummation of the Divestiture will result in the Company effecting a business combination with the Zacco business. In connection with the Divestiture Agreement and the Second Amendment to the BCA, the Company entered the Consent, with Pubco, Orca, the Orca Shareholders, and NXT, pursuant to which the Company consented to, among other things, Orca effecting the Reorganization and Orca Midco entering into the Divestiture Agreement and consummating the Divestiture. Pursuant to the Consent, the Company also releases, relinquishes and discharges any and all existing or potential claims, causes of action and damages (i) against NXT and its affiliates solely in respect of matters relating to the Divestiture arising or occurring prior to the execution of the Divestiture Agreement, and (ii) if the Divestiture is consummated, against the Divested Companies, solely in respect of matters related to the Reorganization, the Divestiture, the Letter Agreement (as defined in the Consent) and the Business Combination Agreement.

If the Divestiture is consummated prior to the Second Merger Closing (as defined in the Business Combination Agreement), then concurrently with the consummation of the Divestiture, Orca Midco shall cause the Divestiture Proceeds to be deposited into the Divestiture Proceeds Escrow Account with an escrow agent reasonably acceptable to the Company. Such Divestiture Proceeds shall be held in the Divestiture Proceeds Escrow Account pursuant to the Divestiture Proceeds Escrow Agreement, such escrow agent holding such funds as nominee of and for the benefit of Orca Midco, the Company or Pubco, as applicable, subject always to the terms of the Business Combination Agreement and the Divestiture Proceeds Escrow Agreement. The Divestiture Proceeds shall, and the Divestiture Proceeds Escrow Agreement shall provide, that the Divestiture Proceeds shall, be released from escrow and payable to (a) Orca Midco (for further distribution to Pubco) upon the Second Merger Closing, (b) the Company upon certain termination events as described further below or (c) Orca Midco (i) upon an amount becoming due and payable by Orca Midco in accordance with the terms of the Divestiture Agreement, with such amount being subject to the review and reasonable confirmation of the Company, or (ii) in connection with a Proceeds Advance (as defined below). The Company is a third-party beneficiary of the provisions of the Divestiture Agreement that give effect to the foregoing.

If the funds from the Divestiture Proceeds Escrow Account are released to Orca Midco (for further distribution to Pubco), Pubco will use such funds to (a) promptly pay (or cause to be promptly paid) all of the Company’s Expenses (as defined in the Business Combination Agreement), and (b) within 14 days following the Second Merger Closing, to the extent permitted by applicable law and subject to the determination of the Pubco Board that it is in the best interests of the holders of the Pubco Ordinary Shares, make a dividend to all holders of Pubco Ordinary Shares in such amount as determined by the Pubco Board, which such dividend shall be paid in cash or, at the election of the applicable holder of such Pubco Ordinary Shares, in kind in Pubco Ordinary Shares. If declared, such dividend shall not be less than an amount as is necessary to enable ITSF to receive dividends in an amount which is, in the aggregate, equal to amount of any Proceeds Advance. In lieu of a dividend, the Pubco Board may also approve and effect a tender offer, repurchase of shares or other similar process by which the holders of Pubco Ordinary Shares receive the same economic benefit (including as regards the receipt of cash proceeds) as if a dividend had been declared.

Additionally, following the date of the Divestiture Agreement and prior to the consummation of the Divestiture, Orca Midco and the Divestiture Buyer shall use commercially reasonable efforts to negotiate and enter into, in form and substance reasonably acceptable to the Company, a transition services agreement in the form appended to the Divestiture Agreement, pursuant to which, among other things, the Zacco Companies, on the one hand, and the Divestiture Buyer and the Divested Companies, on the other hand, shall provide the Divestiture Closing on the terms and conditions set forth therein. The Company is a third-party beneficiary of the provisions of the Divestiture Agreement that give effect to the foregoing.

Following the execution of the Second Amendment to the BCA, the Company will use commercially reasonable efforts to obtain from an independent evaluation firm a Fairness Opinion.

In the event that the Company is unable to obtain the Fairness Opinion, (a) the number of Exchange Shares (as defined in the Business Combination Agreement) issuable to the Orca Shareholders at the Share Contribution Closing (as defined in the Business Combination Agreement) and (b) the number of the Sponsor’s Class B Ordinary Shares subject to the Share Cancellation (as defined in the Business Combination Agreement) shall be adjusted, in each case, to reflect an enterprise value (on a debt free, cash free basis) of the Zacco Companies of $160,000,000 (subject to an increase or decrease by up to $16,000,000 to reflect the enterprise value stated in the Fairness Opinion); provided, that (i) any adjustments made pursuant to the foregoing clauses (a) and (b) are made pro rata and only to the extent necessary to enable the independent evaluation firm to deliver the Fairness Opinion, and (ii) for the purposes of clause (b), all of the Class B Ordinary Shares shall be treated as fully vested.

The Second Amendment to the BCA adds a new right to terminate the Business Combination Agreement in favor of the Company in the event that (a) the Company is unable to obtain the Fairness Opinion or (b) the Special Committee (as defined in the Business Combination Agreement) has determined in good faith, after consultation with its outside legal counsel and other advisors, that the consummation of the Business Combination following the consummation of the Divestiture is not in the best interests of the Company and the Company’s shareholders holding Class A Ordinary Shares (other than the Sponsor) in accordance with the Cayman Companies Act. Such termination right may only be exercised by the Company within the Post-Divestiture Termination Period.

The Second Amendment to the BCA also requires that certain amounts be paid by Orca Midco to the Company upon certain terminations of the Business Combination Agreement, which amounts must be paid upon the earlier of (a) the consummation of the Divestiture and (b) the Outside Date (as defined in the Business Combination Agreement). In the event of a termination of the Business Combination Agreement by the Company or Orca pursuant to the following triggering events, the Company would be entitled to receive (x) the Full Termination Amount if such termination occurs during the Post-Divestiture Termination Period, and (y) $25,000,000 if such termination occurs at any other time: (i) the failure of the Business Combination to be consummated by the Outside Date, so long as the Company is not the cause of such failure; and (ii) a governmental order that permanently prohibits the consummation of the Business Combination, so long as the Company is not the cause of such governmental order. Additionally, in the event the Company terminates the Business Combination Agreement pursuant the following triggering events, the Company would be entitled to receive the Full Termination Amount: (i) a material breach of the Business Combination Agreement by Orca or the Orca Shareholders (or, alternatively, the Company may initiate an action against Orca and/or the Orca Shareholders to seek damages); and (ii) either (A) the inability of the Company to obtain the Fairness Opinion or (B) a good faith determination by the Special Committee, after consultation with its outside legal counsel and other advisors, that the consummation of the Business Combination following the consummation of the Divestiture is not in the best interests of the Company and the Company’s shareholders holding Class A Ordinary Shares (other than the Sponsor) in accordance with the Cayman Companies Act. Except for any amounts payable to the Company described in clause (d) above, all termination amounts payable to the Company shall be due and payable when such amounts have been (A) agreed in writing by the Company and Orca or (B) determined by a court of competent jurisdiction. Except as set forth above, Orca Midco is not required to make any termination payment to the Company upon a termination of the Business Combination Agreement. It is anticipated that a portion of any termination payment would be used to pay expenses incurred by the Company and a portion would be shared with the Company’s public shareholders holding Class A Ordinary Shares. Accordingly, if you redeem your Class A Ordinary Shares prior to any termination of the Business Combination Agreement in which a termination payment is payable to the Company, you would not be entitled to your portion of the termination payment.

In the event that the Divestiture has been consummated and the Business Combination has not been consummated by August 26, 2024, Orca Midco shall be provided the Proceeds Advance pursuant to a promissory note in form and substance acceptable to the Company in the principal amount of $73,800,000 on the same terms, structure and conditions, including, but not limited to, the Promissory Note to enable ITSF to satisfy its obligations under such facility for which payment will have been triggered by the consummation of the Divestiture. Once the Business Combination has been consummated, the outstanding balance under the Promissory Note will be set off against any shareholder distributions made by Pubco which would otherwise have been payable to ITSF.

We are not asking you to vote on the Business Combination at this time. The Business Combination will be submitted to shareholders of the Company for their consideration. Pubco has filed a Registration Statement on Form F-4 with the SEC, which includes a preliminary proxy statement and a definitive proxy statement, and will be distributed to the Company’s shareholders in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form F-4 has been declared effective, the

Company will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. The Company’s shareholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Business Combination because these documents will contain important information about the Company and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting—Interests of our Sponsor, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were 20,170,295 ordinary shares outstanding, of which 11,545,295 were public shares and 8,625,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 7,079,500 founder shares, and our officers and independent directors, who hold the remaining founder shares, that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

Our principal executive offices are located at Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands and our telephone number is (345) 949-5122.

THE EXTENSION AMENDMENT PROPOSAL

We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 17, 2024 or if we decide to terminate the Business Combination Agreement prior to June 17, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

On April 25, 2023, the Company entered into the Business Combination Agreement with Orca. We are not asking you to vote on the Business Combination at this time. The Business Combination will be submitted to shareholders of the Company for their consideration. Pubco has filed a Registration Statement on Form F-4 with the SEC, which includes a preliminary proxy statement and a definitive proxy statement, and will be distributed to the Company’s shareholders in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form F-4 has been declared effective, the

Company will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. The Company’s shareholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Business Combination because these documents will contain important information about the Company and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

The purpose of the Extension Amendment is to allow us more time to enter into and consummate an initial business combination, which our board believes is in the best interest of the Company. The Articles currently provide that we have until June 17, 2024 to consummate our initial business combination. In order for our shareholders to be able to evaluate the potential business combination and for us to be able to consummate such business combination, we will need to obtain the Extension in order to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to consummate such business combination, and (3) redeem all the public shares, from June 17, 2024 to the Extended Date.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the first resolution in Annex A.

Reasons for the Extension Amendment Proposal

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before June 17, 2024, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The purpose of the Extension Amendment is to allow us more time to consummate the Business Combination. The Articles currently provide that we have until June 17, 2024 to consummate our initial business combination.

Our board has determined that it is in the best interests of the Company to seek an extension of the Combination Period and have our shareholders approve the Extension Amendment Proposal to allow for additional time to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with the Business Combination and to consummate the closing of the Business Combination. Our board currently believes that it is improbable that we will be able to complete an initial business combination before June 17, 2024. Accordingly, our board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. Therefore, our board has determined that it is in the best interests of the Company and its shareholders to amend the Articles to extend the Combination Period to December 17, 2024. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 17, 2024 or if we decide to terminate the Business Combination Agreement prior to June 17, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth under the first resolution in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $     that was in the Trust Account as of     , 2024. In such event, we may need to obtain additional funds to consummate our initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all. If the Extension Amendment Proposal is approved, the Current Contributions will cease. Even if the Extension Amendment Proposal is approved, the Sponsor does not intend to make any further monthly contributions to the Trust Account for the period commencing on June 17, 2024 until the earlier of the completion of the initial business combination or December 17, 2024.

If the Extension Amendment Proposal is approved but we do not consummate our initial business combination by the Extended Date (or, we decide to terminate our existing business combination agreement), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $     due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Redemption Rights

Each of our public shareholders may submit an Election to, subject to the approval of the Extension Amendment Proposal and the implementation of the Extension, redeem all or a portion of its, his her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON     , 2024 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET 30TH FLOOR, NEW YORK, NEW YORK, 10004, ATTN: SPAC REDEMPTION TEAM, SPACREDEMPTIONS@CONTINENTALSTOCK.COM, OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not such shareholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the shareholder’s broker and requesting delivery of its, his or her shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decisions than those shareholders that tender their shares through the DWAC system.

Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its, his or her shares and decides prior to the vote at the Extraordinary General Meeting that it, he or she does not want to redeem such shares, the shareholder may withdraw the tender. If you tender your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, such shares will not be redeemed and will be returned (along with any applicable share certificates) to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. Our transfer agent will hold any share certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding public shares. Based upon the amount in the Trust Account as of     , 2024, which was approximately $    , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $     at the time of the Extraordinary General Meeting. The closing price of the public shares on Nasdaq on     , 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $    . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the effectiveness of the Extension Amendment.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS MAKING THE ELECTION

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make the Election if the Extension is implemented. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to a particular holder in light of their particular circumstances or status, including:

•	our Sponsor or our directors and officers;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•

persons that acquired ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; or

•	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could adversely affect the accuracy of the statements in this discussion. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not sought, and do not intend to seek, any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the Election to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one public share and one-half of one warrant is separable at the option of the holder, we are treating each public share and one-half of one warrant held by a holder in the form of a single unit as separate instruments and are assuming that the unit itself will not be treated as an integrated instrument. Accordingly, consistent with the foregoing treatment, the cancellation or separation of the units in connection with the exercise of redemption rights pursuant to the Election generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:

1.	an individual citizen or resident of the United States,

2.

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.	an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.

a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “—PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to the Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares under Section 302 of the Code, a U.S. Holder will be treated as described below under the section entitled “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares under Section 302 of the Code, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “—Taxation of Distributions.”

The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the relevant entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “—Taxation of Distributions.”

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions

Subject to the PFIC rules discussed below under “—PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) public shares are readily tradable on an established securities market in the United States or (ii) public shares are eligible for the benefits of an applicable income tax treaty, in each case, provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable years ended December 31, 2022 and December 31, 2023, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution.

Moreover, it is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described below under the section entitled “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

Subject to the PFIC rules discussed below under “—PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in the public shares redeemed. A U.S.

Holder’s adjusted tax basis in its ordinary shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or the U.S. Holder’s initial basis for the public shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares described in this Proxy Statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

We believe it is likely that we were a PFIC for our prior taxable years ended December 31, 2022 and December 31, 2023. Our PFIC status for our current taxable year ending December 31, 2024, however, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any such business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period for public shares and the U.S. Holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) public shares (“QEF Election”), a QEF Election along with a purging election, or a “mark-to-market” election, then such U.S. Holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to:

•	any gain recognized by the U.S. Holder on the sale or other disposition of its public shares; and

•

any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such public shares).

Under the Default PFIC Regime:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its public shares;

•

the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to such U.S. Holder’s other items of income and loss for such taxable year; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

Any amount withheld under these rules will be creditable against the U.S. Holder’s federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY HOLDER. WE URGE YOU TO CONSULT WITH YOUR TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN THE CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL AND ANY REDEMPTION OF YOUR PUBLIC SHARES.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting will be held at the offices of Shearman & Sterling LLP, located at 800 Capital Street, Suite 2200, Houston, Texas 77002 and virtually via the Internet at 10:00 a.m. E.S.T. on     , 2024 or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https:      . If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing +1 800-     (toll-free) within the U.S. and Canada or +1 857-     (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number     #. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals described in this Proxy Statement.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned the ordinary shares at the close of business on April 24, 2024, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.

Votes Required. The approval of each of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were 20,170,295 ordinary shares outstanding, of which 11,545,295 were public shares and 8,625,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 7,079,500 founder shares, and our officers and independent directors, who hold the remaining founder shares, that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” such proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming public shareholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of our board on the proposals to approve the Extension Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Extraordinary General Meeting. You may contact Morrow at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholders may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: IVCB.info@investor.morrowsodali.com

Required Vote

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 17, 2024 or if we decide to terminate the Business Combination Agreement prior to June 17, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.20 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase public shares or warrants in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination. Additionally, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsor, directors, officers, advisors or any of their respective affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of our initial business combination or not redeem their public shares. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

Additionally, in the event our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:

•

our registration statement/proxy statement filed for our business combination transaction would disclose the possibility that our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase shares, rights or warrants from public shareholders outside the redemption process, along with the purpose of such purchases;

•

if our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders, they would do so at a price no higher than the price offered through our redemption process;

•

our registration statement/proxy statement filed for our business combination transaction would include a representation that any of our securities purchased by our Sponsor, directors, officers, advisors or any of their respective affiliates would not be voted in favor of approving the business combination transaction;

•

our Sponsor, directors, officers, advisors or any of their respective affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

•	we would disclose in a Form 8-K, before our security holder meeting to approve the business combination transaction, the following material items:

•	the amount of our securities purchased outside of the redemption offer by our Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;

•	the purpose of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates;

•	the impact, if any, of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates on the likelihood that the business combination transaction will be approved;

•

the identities of our security holders who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates; and

•	the number of our securities for which we have received redemption requests pursuant to our redemption offer.

The purpose of any such transaction could be to (1) increase the likelihood of obtaining shareholder approval of the Extension Amendment Proposal, (2) increase the likelihood of obtaining shareholder approval of the business combination, (3) reduce the number of public warrants outstanding and/or increase the likelihood of approval on any matters submitted to the public warrant holders for approval in connection with our initial business combination or (4) satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our initial business combination, where it appears that such requirement would otherwise not be met. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 17, 2024 or if we decide to terminate the Business Combination Agreement prior to June 17, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by our Sponsor and our officers and independent directors, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to consummate our initial business combination within the required period.

•

In addition, simultaneously with the closing of our IPO, we sold an aggregate of 16,700,000 private placement warrants at a price of $1.00 per warrant in private placement transactions to our Sponsor. The private placement warrants are each exercisable for one Class A Ordinary Share at $11.50 per share. If we do not consummate our initial business combination by June 17, 2024, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes, then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless.

•

Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future, if they continue as directors and officers following such initial business combination, our directors and executive officers will receive any cash fees, share options or share awards that a post-business combination board of directors determines to pay to its directors and officers.

•	Our directors and executive officers will continue to be indemnified and will continue to have directors’ and officers’ liability insurance after the business combination.

•

In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.20 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Articles currently provide that we have until June 17, 2024 to consummate our initial business combination. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before June 17, 2024, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then- outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

We believe that it is in the best interests of the Company to extend the date that we have to consummate a business combination to the Extended Date in order to allow our shareholders to evaluate our initial business combination and for us to be able to consummate our initial business combination.

After careful consideration of all relevant factors, our board determined that the Extension Amendment is in the best interests of the Company and its shareholders.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Extension Amendment Proposal is set out as the first resolution in the amendment to the Articles in the form set forth in Annex A of this Proxy Statement.

Our board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. In no event will our board adjourn the Extraordinary General Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies or if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals be confirmed, ratified and approved in all respects.”

Vote Required for Approval

The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of , 2024, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our Class A Ordinary Shares or Class B Ordinary Shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of     , 2024.

The percentages in the following table assume that there are 20,170,295 ordinary shares issued and outstanding, of which 20,170,294 are Class A Ordinary Shares and one is a Class B Ordinary Shares.

	Class A Ordinary Shares		Class B Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Total Ordinary Shares
Europe Acquisition Holdings Limited(2)(3)	7,079,499	35.1%	1	100%	35.1%
Saba Capital Management, L.P.(4)	427,537	2.2%	—	—	—
First Trust Capital Management L.P.(5)	969,085	4.8%	—	—	—
Meteora Capital(6)	1,233,365	6.1%	—	—	—
Glazer Capital, LLC(7)	1,146,833	5.7%	—	—	—
Mizuho Financial Group, Inc.(8)	749,913	3.7%	—	—	—
Hazem Ben-Gacem	—	—	—	—	—
Peter McKellar(9)	575,000	2.9%	—	—	2.9%
Pam Jackson(9)	36,000	*	—	—	*
Laurence Ponchaut(9)	36,000	*	—	—	*
Adah Almutairi(9)	36,000	*	—	—	*
Baroness Ruby McGregor-Smith(9)	862,500	4.3%	—	—	4.3%
Alptekin Diler	—	—	—	—	—
Craig Sinfield-Hain	—	—	—	—	—
All officers and directors as a group (8 individuals)	1,545,500	7.7%	—	—	7.7%

*	Less than one percent.
(1)

Unless otherwise noted, the business address of each of the beneficial owners named in the table below is Century Yard, Cricket Square, Elgin Avenue, PO Box 1111, George Town Grand Cayman, Cayman Islands KY1-1102.

(2)

Europe Acquisition Holdings Limited, our Sponsor, is the record holder of the shares reported herein. Europe Acquisition Holdings Limited is a consolidated subsidiary of Investcorp Holdings B.S.C., which is domiciled in Bahrain as a holding company. Based on a Schedule 13G filed on February 11, 2022, the shares are beneficially owned by Europe Acquisition Holdings Limited, Investcorp Investment Holdings Limited, Investcorp S.A., Investcorp Holdings Limited and SIPCO Holdings Limited.

(3)

Pursuant to the Backstop Agreement, in the event the amount of funds held in the Trust Account (after giving effect to redemptions) is less than $100.0 million, the Sponsor has agreed to subscribe for up to an additional 5,000,000 Pubco shares.

(4)

Based on a Schedule 13G/A filed on February 9, 2024, the shares are beneficially owned by Saba Capital Management, L.P., Saba Capital Management GP, LLC and Boaz R. Weinstein, whose business address is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(5)

Based on a Schedule 13G filed on February 14, 2024, the shares are beneficially owned by First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCD Sub GP LLC (“Sub GP”). First Trust Merger Arbitrage Fund (“VARBX”) has sole voting and dispositive power over 958,670 ordinary shares and FTCM, FTCS and Sub GP have sole voting and dispositive power over 969,085 ordinary shares. VARBX is an investment company registered under the Investment Company Act, and FTCM is an investment advisor registered under the Investment Company Act that provides investment advisory services to VARBX and other client accounts. As the investment advisor to VARBX, FTCM has the authority to direct the investment of the ordinary shares held by VARBX and its other clients as well as the authority to purchase, vote and dispose of the ordinary shares, and may thus be deemed the beneficial owner of Ordinary Shares held VARBX and its other clients. FTCS and Sub GP may be deemed to control FTCM and, therefore, may be deemed to be beneficial owners of the ordinary shares over which FTCM may be deemed to have beneficial ownership.

(6)	Based on a Schedule 13G filed on February 14, 2024, the shares are beneficially owned by Meteora Capital, LLC, and Vik Mittal, whose business address is 1200 N Federal Hwy, #200, Boca Raton, FL 33432.
(7)

Based on a Schedule 13G/A filed on February 14, 2024, the shares are beneficially owned by Glazer Capital, LLC, and Mr. Paul J. Glazer, whose business address is 255 West 55th Street, Suite 30A, New York, New York 10019.

(8)

Based on a Schedule 13G filed on February 13, 2024, the shares are beneficially owned by Mizuho Financial Group, Inc., whose business address is 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary.

(9)	Such shares shall vest and the forfeiture restrictions with respect to such shares shall lapse, upon the successful completion of our initial business combination.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•

if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, we anticipate that we will hold another extraordinary general meeting before the Extended Date to consider and vote upon approval of our initial business combination and other related matters. Accordingly, if we consummate a business combination within the required timeframe, the Company’s next annual general meeting of shareholders will be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Extended Date, or if we decide to terminate the existing Business Combination Agreement before the Extended Date, the Company will dissolve and liquidate and there will be no annual general meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholders may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: IVCB.info@investor.morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to us at Investcorp Europe Acquisition Corp I, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands.

If you are a shareholder of the Company and would like to request documents, please do so by , 2024 (five business days prior to the date of the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

INVESTCORP EUROPE ACQUISITION CORP I

INVESTCORP EUROPE ACQUISITION CORP I

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	amending Article 49.5 by deleting the following clause:

“In the event that either the Company does not consummate a Business Combination by June 17, 2024 (the “Extended Date”), or by such later time as the Members may approve in accordance with the Articles, the Company shall:”; and

and replacing it with the following:

“In the event that either the Company does not consummate a Business Combination by December 17, 2024 (the “Extended Date”), or by such later time as the Members may approve in accordance with the Articles, the Company shall:”.

A-1

PROXY CARD

INVESTCORP EUROPE ACQUISITION CORP I

PROXY FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be Held on    , 2024: This notice of meeting, the accompany proxy statement, proxy card and annual report are available at https://    . For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://    .

The undersigned hereby appoints Ruby McGregor-Smith or Craig Sinfield-Hain as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of Investcorp Europe Acquisition Corp I (the “Company”), to be held via teleconference as described in the proxy statement on     , 2024 at 10:00 a.m. Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth on the reverse side hereof, as follows:

PROPOSAL 1. THE EXTENSION AMENDMENT PROPOSAL — TO APPROVE, AS A SPECIAL RESOLUTION, THE AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION (THE “ARTICLES”) TO EXTEND THE DATE BY WHICH THE COMPANY MUST (1) CONSUMMATE A MERGER, SHARE EXCHANGE, ASSET ACQUISITION, SHARE PURCHASE, REORGANIZATION OR SIMILAR BUSINESS COMBINATION WITH ONE OR MORE BUSINESSES OR ENTITIES FROM JUNE 17, 2024 TO DECEMBER 17, 2024:

For ‘  Against ‘    Abstain ‘

PROPOSAL 2. THE ADJOURNMENT PROPOSAL — TO APPROVE, AS AN ORDINARY RESOLUTION, THE ADJOURNMENT OF THE EXTRAORDINARY GENERAL MEETING TO A LATER DATE OR DATES OR INDEFINITELY, IF NECESSARY OR CONVENIENT, EITHER (X) TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF THE FOREGOING PROPOSAL OR (Y) IF OUR BOARD DETERMINES BEFORE THE EXTRAORDINARY GENERAL MEETING THAT IT IS NOT NECESSARY OR NO LONGER DESIRABLE TO PROCEED WITH THE OTHER PROPOSAL.

For ‘  Against ‘    Abstain ‘

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Signature should agree with name printed hereon. If a share is held in the name of more than one person, the vote of the senior holder who tenders a vote shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Member of the Company. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE COMPLETE THE FOLLOWING:

I plan to participate in the Extraordinary General Meeting by virtual attendance (Circle one): Yes No Number of attendees:

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE EXTRAORDINARY GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.